Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	¥ 4,668	$ 716	¥ 3,564	¥ 6,184
Income tax refund due to reduced tax rate	(719)	(110)	(920)	(680)
Adjustments of deferred tax assets due to change in tax rates	(5)	(1)	9	0
Deferred income tax (benefit) expense	120	18	(705)	(761)
Taxation for the year	¥ 4,064	$ 623	¥ 1,948	¥ 4,743